File No. 2-93076
                                                                        811-4103

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

           Pre-Effective Amendment No.                                    |_|


           Post-Effective Amendment No.  35                               |X|
                                        -----


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


           Amendment No.  36                                              |X|
                         ---


--------------------------------------------------------------------------------

                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

--------------------------------------------------------------------------------

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)
--------------------------------------------------------------------------------

 It is proposed that this filing will become effective (check appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)


|_|   on (date) pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|X|   on May 1, 2006 pursuant to paragraph (a)(1)


|_|   75 days after filing pursuant to paragraph (a)(2)

|_|   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      Prospectus
                                                                     May 1, 2006

Seligman
High-Yield Fund

--------------------------------------------------------------------------------

Seeks High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

--------------------------------------------------------------------------------


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                                               managed by
                                                                 [LOGO]
                                                         J. & W. SELIGMAN & CO.
                                                              INCORPORATED
                                                            ESTABLISHED 1864


TXHY1 5/2006

Table of Contents


The Fund

      Investment Objective...............................................    1

      Principal Investment Strategies....................................    1

      Principal Risks....................................................    2

      Portfolio Holdings.................................................    4

      Past Performance...................................................    4

      Fees and Expenses..................................................    6

      Management.........................................................    7

Shareholder Information

      Deciding Which Class of Shares to Buy..............................   12

      Pricing of Fund Shares.............................................   17

      Opening Your Account...............................................   18

      How to Buy Additional Shares.......................................   19

      How to Exchange Shares Among the Seligman Mutual Funds.............   20

      How to Sell Shares.................................................   20

      Important Policies That May Affect Your Account....................   21

      Frequent Trading of Fund Shares....................................   22

      Dividends and Capital Gain Distributions...........................   23

      Taxes..............................................................   24

      The Seligman Mutual Funds..........................................   25

Financial Highlights.....................................................   27

How to Contact Us........................................................   30

For More Information.............................................   back cover

The Fund

Investment Objective


The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.


Principal Investment Strategies


The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). Generally, High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service or BB or below by Fitch Ratings or Standard & Poor's Rating Services) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team"). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

      o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

      o     Mortgage and other asset-backed securities;

      o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

      o Convertible securities, preferred stock, structured securities and loan participations;

      o     Municipal securities;

      o     Obligations of foreign governments;

      o Securities that are rated in default by a nationally recognized statistical rating organization;

      o     Repurchase agreements relating to the above instruments;

      o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

      o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed income securities; securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund's investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In buying and selling securities for the Fund, the High-Yield Team uses a relative value approach which involves (i) a top-down macro-economic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macro-economic analysis, the High-Yield Team looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the High-Yield Team analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the High-Yield Team looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

      o The potential effect of the interest-rate environment on various sectors and industries;

      o     Potential for corporate earnings growth;

      o     The sector or industry contribution to GDP; and

      o     Historical and anticipated default rates.

In selecting individual securities, the High-Yield Team, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The High-Yield Team will emphasize particular securities and types of securities that the High-Yield Team believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the High-Yield Team looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

      o     Strong operating cash flow and margins;

      o     Favorable or improving credit quality;

      o     Leadership in market share or other competitive advantage;

      o     Superior management; and

      o Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer's capital structure.

The Fund will generally sell a security if the High-Yield Team believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team or an unattractive relative valuation, or if there is a change in macro-economic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.


Principal Risks


The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund's net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other classes compares to two widely-used measures of performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sales of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  14.82%  14.26%  1.32%  0.09%  -10.02%  -15.91%  -5.35%  21.84%  7.03%

-------------------------------------------------------------------------------
   1996    1997   1998   1999     2000     2001    2002    2003   2004    2005


               Best quarter return: __% - quarter ended _______.
               Worst quarter return: __% - quarter ended _______.

Average Annual Total Returns - Periods Ended 12/31/05

                                                                  Class B     Class C     Class R
                                                                   Since       Since       Since
                                           One    Five     Ten   Inception   inception   Inception
                                           Year   Years   Years   4/22/96     5/27/99     4/30/03
--------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------
Return before taxes                            %       %       %    n/a         n/a         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                                 n/a         n/a         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and
  sale of Fund shares                                               n/a         n/a         n/a
--------------------------------------------------------------------------------------------------
Class B                                                     n/a        %(1)     n/a         n/a
--------------------------------------------------------------------------------------------------
Class C                                                     n/a     n/a            %        n/a
--------------------------------------------------------------------------------------------------
Class D                                                             n/a         n/a         n/a
--------------------------------------------------------------------------------------------------
Class R                                             n/a     n/a     n/a         n/a            %
--------------------------------------------------------------------------------------------------
Citigroup High Yield Market Index
--------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds Average
--------------------------------------------------------------------------------------------------


______________

The Citigroup High Yield Market Index and the Lipper High Current Yield Funds Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup High Yield Market Index also excludes the effect of fees. The Lipper High Current Yield Funds Average measures the performance of funds whose objective is high relative current yield from fixed income securities, that have no quality or maturity restrictions, and tend to invest in lower grade debt instruments. The Citigroup High Yield Market Index measures the performance of below investment-grade debt issues of corporations domiciled in the United States or Canada. Investors cannot invest directly in an average or an index.

(1) Return from inception of Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

(2)   From April 30, 1996.

(3)   From April 25, 1996.

(4)   From May 31, 1999.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees (fees paid directly from your investment)       Class A       Class B   Class C    Class D   Class R
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                         4.75%            5%        2%         1%        1%
----------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases (as a % of offering
  price)                                                             4.75%(1)     none         1%      none      none
----------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
  whichever is less)                                                none(1)          5%        1%         1%        1%
----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted
from Fund assets)
----------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.65%         0.65%     0.65%      0.65%     0.65%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                            0.25%         1.00%     1.00%      1.00%     0.50%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                                          %             %         %          %         %
----------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    %             %         %          %         %
======================================================================================================================


______________

(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year   3 Years    5 Years    10 Years
---------------------------------------------------------
Class A           $        $         $          $
---------------------------------------------------------
Class B
---------------------------------------------------------
Class C
---------------------------------------------------------
Class D
---------------------------------------------------------
Class R
---------------------------------------------------------


If you did not sell your shares at the end of each period, your costs would be:


                  1 Year    3 Years   5 Years    10 Years
---------------------------------------------------------
Class A           $         $         $          $
---------------------------------------------------------
Class B
---------------------------------------------------------
Class C
---------------------------------------------------------
Class D
---------------------------------------------------------
Class R
---------------------------------------------------------


--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

______________

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management

The Series' Board of Trustees provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $____ billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006, of approximately $____ billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of ___% of the Fund's average daily net assets.


Portfolio Management

The Fund is managed by Seligman's High-Yield Team, headed by J. Eric Misenheimer, a Senior Vice President of Seligman. Mr. Misenheimer is also Portfolio Manager of the Fund and of Seligman High-Yield Bond Portfolio, a portfolio of Seligman Portfolios, Inc.

Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

The Series' Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Frequently Asked Questions About Regulatory Matters


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.   Has Seligman conducted an internal review relating to market timing?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.


Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

      Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

      At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

      Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.  Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.




Q11. Have any employees been disciplined in connection with the Manager's overall internal review?


A.    One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other classes. When deciding which Class of shares to buy, you should consider, among other things:

o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC (i.e., a deferred sales charge) for a shorter period of time and pay higher ongoing 12b-1 fees.

o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
------------------------------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                            Sales Charge as a %     Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment   of Offering Price(1)     Net Amount Invested      as a % of Offering Price
------------------------------------------------------------------------------------------------------
Less than $ 50,000                 4.75%                    4.99%                      4.25%
------------------------------------------------------------------------------------------------------
$50,000 - $ 99,999                 4.00                     4.17                       3.50
------------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                     3.63                       3.00
------------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                     2.56                       2.25
------------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                     2.04                       1.75
------------------------------------------------------------------------------------------------------
$1,000,000 and over(2)             0.00                     0.00                       0.00
------------------------------------------------------------------------------------------------------

______________

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.

Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.


For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Trustees, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Class B

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                        CDSC
-------------------------------------------------
Less than 1 year                             5%
-------------------------------------------------
1 year or more but less than 2 years         4
-------------------------------------------------
2 years or more but less than 3 years        3
-------------------------------------------------
3 years or more but less than 4 years        3
-------------------------------------------------
4 years or more but less than 5 years        2
-------------------------------------------------
5 years or more but less than 6 years        1
-------------------------------------------------
6 years or more                              0
-------------------------------------------------

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class C
------------------------------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                            Sales Charge as a %     Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment   of Offering Price(1)     Net Amount Invested      as a % of Offering Price
------------------------------------------------------------------------------------------------------
Less than $100,000                 1.00%                    1.01%                      1.00%
------------------------------------------------------------------------------------------------------
$100,000-$249,999                  0.50                     0.50                       0.50
------------------------------------------------------------------------------------------------------
$250,000-$999,999                  0.00                     0.00                       0.00
------------------------------------------------------------------------------------------------------

_____________

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discounts and Rights of Accumulation" and "Letter of Intent." Amounts investment in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.

Class D*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

______________

* Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

______________

* Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out if its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Series' Statement of Additional Information.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Series' Board of Trustees believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.


The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Trustees of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D and--Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-A-Check(R):

      o     $100 to open if you will be making monthly investments

      o     $250 to open if you will be making quarterly investments

--------------------------------------------------------------------------------

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase. You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

--------------------------------------------------------------------------------

Medallion Signature Guarantee:

Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

--------------------------------------------------------------------------------

o     A signed, written redemption request;

o     Telephone confirmation; and

o     A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

o     a corporation;

o     an executor or administrator;

o     a trustee or custodian; or

o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o     Suspend or terminate telephone services;

o Reject a medallion signature guarantee that SDC believes may be fraudulent;

o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number; and

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

o     Exchange shares between funds;

o     Change dividend and/or capital gain distribution options;

o     Change your address; and

o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone;

o     IRAs may only exchange Fund shares or request address changes by phone;
      and

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Board of Trustees of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for

90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above.The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in high-yield securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Funds.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer, or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------


Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund

Seeks to provide a high level of current income consistent with prudent investment risk by investing in U.S. Government Securities which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.


Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California        Louisiana         New Jersey
o High-Yield      Maryland          New York
o Quality         Massachusetts     North Carolina
Colorado          Michigan          Ohio
Florida           Minnesota         Oregon
Georgia           Missouri          Pennsylvania
                                    South Carolina

*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


CLASS A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year ended December 31,
                                                           ---------------------------------------------------------------------
                                                              2005          2004           2003          2002         2001 @
--------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                       $     3.55     $     3.16    $     3.69    $     4.99
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        0.27           0.26          0.28          0.47
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                      (0.04)          0.40         (0.47)        (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.23           0.66         (0.19)        (0.74)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                        (0.27)         (0.26)        (0.28)        (0.47)
--------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                                   -- @@       (0.01)           --            --
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                              --             --         (0.06)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.27)         (0.27)        (0.34)        (0.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                             $     3.51     $     3.55    $     3.16    $     3.69
================================================================================================================================
Total Return                                                                   7.03%         21.84%        (5.35)%      (15.91)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                   $  222,827     $  248,869    $  254,191    $  360,394
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.28%          1.30%         1.31%         1.16%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           7.78%          7.88%         8.53%        10.61%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       53.38%        141.00%       117.82%        53.04%
--------------------------------------------------------------------------------------------------------------------------------

______________

See footnotes on page 28.

CLASS B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year ended December 31,
                                                           ---------------------------------------------------------------------
                                                              2005          2004           2003          2002         2001 @
--------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                       $     3.55     $     3.17    $     3.70    $     5.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        0.24           0.24          0.26          0.43
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                      (0.02)          0.39         (0.48)        (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.22           0.63         (0.22)        (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                        (0.24)         (0.24)        (0.25)        (0.43)
--------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                                (0.01)         (0.01)           --            --
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                              --             --         (0.06)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.25)         (0.25)        (0.31)        (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                             $     3.52     $     3.55    $     3.17    $     3.70
================================================================================================================================
Total Return                                                                   6.53%         20.64%        (6.07)%      (16.58)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                   $  228,229     $  319,267    $  326,688    $  483,041
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        2.03%          2.05%         2.06%         1.91%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           7.08%          7.13%         7.78%         9.86%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       53.38%        141.00%       117.82%        53.04%
--------------------------------------------------------------------------------------------------------------------------------

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Year ended December 31,
                                                           ---------------------------------------------------------------------
                                                              2005          2004           2003          2002         2001 @
--------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                       $     3.56     $     3.17    $     3.70    $     5.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        0.24           0.24          0.26          0.43
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                      (0.03)          0.40         (0.48)        (1.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              (0.21)          0.64         (0.22)        (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                        (0.24)         (0.24)        (0.25)        (0.43)
--------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                                (0.01)         (0.01)           --            --
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                              --             --         (0.06)        (0.09)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         (0.25)         (0.25)        (0.31)        (0.52)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                             $     3.52     $     3.56    $     3.17    $     3.70
================================================================================================================================
Total Return                                                                   6.22%         20.98%        (6.08)%      (16.59)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                   $   48,012     $   59,892    $   52,709    $   78,721
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        2.03%          2.05%         2.06%         1.91%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           7.03%          7.13%         7.78%         9.86%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       53.38%        141.00%       117.82%        53.04%
--------------------------------------------------------------------------------------------------------------------------------

______________

See footnotes on page 28.

CLASS D                                                                                                  CLASS R
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year ended
                                                 Year ended December 31,                        December 31,        4/30/03**
                                ---------------------------------------------------------------------------------      to
                                   2005        2004        2003        2002       2001 @       2005        2004     12/31/03
--------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                       $    3.56   $    3.17   $    3.70   $    5.00               $    3.55   $    3.37
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
--------------------------------------------------------------------------------------------------------------------------------
  Net investment income                          0.24        0.24        0.26        0.43                    0.25        0.17
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
    gain (loss) on
    investments                                 (0.03)       0.40       (0.48)      (1.21)                  (0.02)       0.19
--------------------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                                     0.21        0.64       (0.22)      (0.78)                   0.23        0.36
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
  Dividends from net
    investment income                           (0.24)      (0.24)      (0.25)      (0.43)                  (0.25)      (0.17)
--------------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of
    net investment income                       (0.01)      (0.01)         --          --                   (0.02)      (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                --          --       (0.06)      (0.09)                     --          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (0.25)      (0.25)      (0.31)      (0.52)                  (0.27)      (0.18)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                             $    3.52   $    3.56   $    3.17   $    3.70               $    3.51   $    3.55
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                     6.22%      20.98%      (6.08)%    (16.59)%                  6.76%      10.99%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
  (000s omitted)                            $ 100,125   $ 128,582   $ 135,595   $ 217,133               $     720   $       2
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net assets                             2.03%       2.05%       2.06%       1.91%                   1.53%       1.56%+
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
  income to average
  net assets                                     7.03%       7.13%       7.78%       9.86%                   7.53%       7.64%+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         53.38%     141.00%     117.82%      53.04%                  53.38%     141.00%++
--------------------------------------------------------------------------------------------------------------------------------


________________

   *  Per share amounts are calculated based on average shares outstanding.

  **  Commencement of offering of shares.

   +  Annualized.

  ++  For the year ended December 31, 2003.

   @ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized loss on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net asets from 10.77% to 10.61% for Class A and from 10.02% to 9.86% for Classes B, C and D. The ratios for periods prior to January 1, 2001 have not been restated.

  @@  Less than + or - $0.01.

How to Contact Us

The Fund....................................  Write:   Corporate Communications/
                                                       Investor Relations Department
                                                       J. & W. Seligman & Co. Incorporated
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 221-7844 in the US or
                                                       (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account.......  Write:   Shareholder Services Department
                                                       Seligman Data Corp.
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 221-2450 in the US or
                                                       (212) 682-7600 outside the US

Your Retirement Account.....................  Write:   Retirement Plan Services
                                                       Seligman Data Corp.
                                                       100 Park Avenue, New York, NY 10017

                                              Phone:   Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

For More Information

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about Seligman's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-4103

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 1, 2006
                                                                  Class I Shares

Seligman
High-Yield Fund
--------------------------------------------------------------------------------

Seeks a High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

--------------------------------------------------------------------------------


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                                                managed by
                                                                  [LOGO]
                                                           J.& W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864


TXHY1 5/2006 CI

Table of Contents


The Fund

      Investment Objective..............................................    1

      Principal Investment Strategies...................................    1

      Principal Risks...................................................    2

      Portfolio Holdings................................................    4

      Past Performance..................................................    4

      Fees and Expenses.................................................    6

      Management........................................................    7

Shareholder Information

      Pricing of Fund Shares............................................   11

      How to Buy Fund Shares............................................   11

      How to Exchange Shares Among the Seligman Mutual Funds............   12

      How to Sell Shares................................................   12

      Important Policies That May Affect Your Account...................   12

      Frequent Trading of Fund Shares...................................   12

      Dividends and Capital Gain Distributions..........................   13

      Taxes.............................................................   14

      The Seligman Mutual Funds.........................................   15

Financial Highlights....................................................   17

How to Contact Us.......................................................   18

For More Information............................................   back cover

The Fund

Investment Objective


The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.


Principal Investment Strategies


The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). Generally, High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service or BB or below by Fitch Ratings or Standard & Poor's Rating Services) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team"). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

o     Mortgage and other asset-backed securities;

o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

o Convertible securities, preferred stock, structured securities and loan participations;

o     Municipal securities;

o     Obligations of foreign governments;

o Securities that are rated in default by a nationally recognized statistical rating organization;

o     Repurchase agreements relating to the above instruments;

o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed income securities; securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund's investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In buying and selling securities for the Fund, the High-Yield Team uses a relative value approach which involves (i) a top-down macro-economic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macro-economic analysis, the High-Yield Team looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the High-Yield Team analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the High-Yield Team looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

o The potential effect of the interest-rate environment on various sectors and industries;

o     Potential for corporate earnings growth;

o     The sector or industry contribution to GDP; and

o     Historical and anticipated default rates.

In selecting individual securities, the High-Yield Team, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The High-Yield Team will emphasize particular securities and types of securities that the High-Yield Team believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the High-Yield Team looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

o     Strong operating cash flow and margins;

o     Favorable or improving credit quality;

o     Leadership in market share or other competitive advantage;

o     Superior management; and

o Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer's capital structure.

The Fund will generally sell a security if the High-Yield Team believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team or an unattractive relative valuation, or if there is a change in macro-economic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.


Principal Risks


The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund's net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of the Class I shares has varied year to year as well as how the performance of Class I shares compares with two widely-used measures of market performance.

It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges.

Class I Annual Total Return

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

   -5.02%     22.38%     7.46%
------------------------------------------
    2002       2003       2004     2005


               Best quarter return: ___% -- quarter ended _______.

              Worst quarter return: ___% -- quarter ended _______.

Average Annual Total Returns - Periods Ended 12/31/05

                                                                Since
                                                     One      Inception
                                                     Year     11/30/01
-----------------------------------------------------------------------
Class I                                                 %         %
-----------------------------------------------------------------------
Citigroup High Yield Market Index
-----------------------------------------------------------------------
Lipper High Current Yield Funds Average
-----------------------------------------------------------------------


___________________

The Citigroup High Yield Market Index and the Lipper High Current Yield Funds Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup High Yield Market Index also excludes the effect of fees. The Lipper High Current Yield Funds Average measures the performance of the funds whose objective is high relative current yield from fixed income securities, that have no quality or maturity restrictions, and tend to invest in lower grade debt instruments. The Citigroup High Yield Market Index measures the performance of below investment-grade debt issues of corporations domiciled in the United States or Canada. Investors cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                  none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                none
--------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management Fees                                                          0.65%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                  none
--------------------------------------------------------------------------------
Other Expenses                                                             %
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       %
--------------------------------------------------------------------------------


Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year       3 Years       5 Years     10 Years
--------------------------------------------------------------------------------
Class I                        $            $             $            $
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Management

The Series' Board of Trustees provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $-- billion in assets as of March 31, 2006.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006, of approximately $-- billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of ___% of the Fund's average daily net assets.


Portfolio Management

The Fund is managed by Seligman's High-Yield Team, headed by J. Eric Misenheimer, a Senior Vice President of Seligman. Mr. Misenheimer is also Portfolio Manager of the Fund and of Seligman High-Yield Bond Portfolio, a portfolio of Seligman Portfolios, Inc.

Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

The Series' Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Frequently Asked Questions About Regulatory Matters


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.   Has Seligman conducted an internal review relating to market timing?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

      Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

      At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

      Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.  Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. Have any employees been disciplined in connection with the Manager's overall internal review?


A.    One employee has left Seligman.

Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Board of Trustees believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, and (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or tax-exempt institution that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund. Each eligible investor will be required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o Close your account if it does not have a certified taxpayer identification number;

o Request additional information or close you account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

o Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Board of Trustees of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators.

These arrangements often permit the financial intermediary to aggregate may client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in high-yield securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Funds.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010.

Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------


Seligman Common Stock Fund+


Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+

Seeks long-term capital appreciation.

Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------


Seligman Income and Growth Fund+

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.


Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------


Seligman High-Yield Fund+

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund+

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.


Seligman U.S. Government Securities Fund

Seeks to provide a high level of current income consistent with prudent investment risk by investing in U.S. Government Securities which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.


Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California        Louisiana         New Jersey
o  High-Yield     Maryland          New York
o  Quality        Massachusetts     North Carolina
Colorado          Michigan          Ohio
Florida           Minnesota         Oregon
Georgia           Missouri          Pennsylvania
                                    South Carolina


Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium- capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

__________________

*     A small portion of income may be subject to state and local taxes.

+     Offers Class I Shares.

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund's Class I shares for the periods presented. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges or taxes and is not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                          ---------------------------------------------------
                                                                        Year Ended December 31,                   11/30/01**
                                                          ---------------------------------------------------        to
CLASS I                                                     2005         2004          2003          2002        12/31/01+++
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of the period                               $    3.55     $    3.16     $    3.69     $    3.77
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                     0.29          0.28          0.29          0.02
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   (0.04)         0.40         (0.47)        (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            0.25          0.68         (0.18)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                                     (0.29)        (0.28)        (0.29)        (0.01)
-----------------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income                                -- @@      (0.01)           --            --
-----------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                           --            --         (0.06)        (0.04)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (0.29)        (0.29)        (0.35)        (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $    3.51     $    3.55     $    3.16     $    3.69
=============================================================================================================================
Total Return                                                                7.46%        22.38%        (5.02)%       (0.91)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                               $   6,500     $   5,472     $   3,085     $      53
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     0.85%         0.95%         0.93%         0.78%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                        8.21%         8.23%         8.91%        11.48%+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    53.38%       141.00%       117.82%        53.04%++
-----------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement: @
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       --            --          0.98%         1.43%+
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          --            --          8.86%        10.83%+
-----------------------------------------------------------------------------------------------------------------------------


_____________________

   *  Per share amounts are calculated based on average shares outstanding.

  **  Commencement of offering of shares.

   @ The Manager, at its discretion, reimbursed certain expenses of Class I shares.

  @@  Less than + or - $0.01

   +  Annualized.

  ++  For the year ended December 31, 2001.

 +++ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share, decrease net realized and unrealized loss on investments per share and decrease the annualized ratio of net investment income to average net assets from 11.53% to 11.48% for Class I. The effect of this change per share was less than $0.01.

How to Contact Us

The Fund.....................................   Write:     Corporate Communications/
                                                           Investor Relations Department
                                                           J. & W. Seligman & Co. Incorporated
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 221-7844 in the US or
                                                           (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account........   Write:     Shareholder Services Department
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 221-2450 in the US or
                                                           (212) 682-7600 outside the US

Your Retirement Account......................   Write:     Retirement Plan Services
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

For More Information

SEC File Number:  811-4103

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the Prospectus and SAI, can be viewed and copies at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the Edgar Database on the SEC's internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 1, 2006



Seligman
U.S. Government Securities Fund

--------------------------------------------------------------------------------

Seeking a High Level of Current Income Consistent with Prudent Investment Risk by Investing in US Government Securities

--------------------------------------------------------------------------------


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN 7 CO.
                                  INCORPORATED
                                ESTABLISHED 1864


TXUSGI 5/2006

Table of Contents


The Fund

      Investment Objective................................................    1

      Principal Investment Strategies.....................................    1

      Principal Risks.....................................................    2

      Portfolio Holdings..................................................    3

      Past Performance....................................................    3

      Fees and Expenses...................................................    5

      Management..........................................................    6

Shareholder Information

      Deciding Which Class of Shares to Buy...............................   10

      Pricing of Fund Shares..............................................   15

      Opening Your Account................................................   16

      How to Buy Additional Shares........................................   17

      How to Exchange Shares Among the Seligman Mutual Funds..............   18

      How to Sell Shares..................................................   18

      Important Policies That May Affect Your Account.....................   19

      Frequent Trading of Fund Shares.....................................   21

      Dividends and Capital Gain Distributions............................   22

      Taxes...............................................................   22

      The Seligman Mutual Funds...........................................   24

Financial Highlights......................................................   25

How to Contact Us.........................................................   28

For More Information...............................................  back cover

The Fund

Investment Objective


The Fund's investment objective is to provide a high level of current income consistent with prudent investment risk.


Principal Investment Strategies


The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in U.S. Government Securities which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the U.S. government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a U.S. federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk). Securities backed by the full faith and credit of the U.S. government include direct obligations of the U.S. Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the U.S. government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

When selecting individual securities for purchase by the Fund, the investment manager:

      o seeks to determine long-term trends in interest rates and purchase portfolio securities of certain maturities accordingly. For example, if the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities.

      o after determining the appropriate maturity, the investment manager seeks to identify securities that offer higher yields, which will provide more income to the Fund. In identifying potential investments, the investment manager utilizes a bottom-up approach and focuses on an individual issuer's ability to repay principal and interest when due (i.e., its credit quality) as well as the structure of the particular security (e.g., maturity, coupon and call features).

The Fund generally sells securities in response to the investment manager's belief in the changing direction of long-term interest rates. The Fund may sell securities with longer maturities when yield spreads become exceedingly narrow and the investment manager believes that the Fund is not being amply rewarded for buying securities with longer maturities (which generally offer higher yields but are subject to more price volatility than securities with shorter maturities). The Fund may sell securities with shorter maturities when yield spreads widen and the investment manager believes that it would be prudent to purchase securities with longer maturities. The Fund may also sell securities when it must meet cash requirements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.


Principal Risks

The US Government does not guarantee the market value or the current yield of government securities. The Fund's net asset value, yield, and total return will fluctuate and are not guaranteed by the US Government.


Securities backed by the full faith and credit of the U.S. government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security in which the Fund also invests), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund's net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund's yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.


Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of certain of the Fund's other Classes compares to two widely-used measures of market performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The Fund's average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. After-tax returns presented in the table are for Class A shares only.

After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. These returns after taxes on distributions and sales of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-0.29%  8.53%  8.46%  -3.63%  12.26%  5.95%   10.45%  0.55%  1.09%
------------------------------------------------------------------------
 1996   1997   1998    1999    2000   2001     2002   2003   2004   2005




                 Best quarter return: ____% - quarter ended _______. Worst quarter return: ____% - quarter ended _______.


Average Annual Total Returns - Periods Ended 12/31/05


                                                           Class B    Class C    Class R
                                                            Since      Since      Since
                                      One   Five    Ten   Inception  Inception  Inception
                                      Year  Years  Years   1/1/97     5/27/99    4/30/03
-----------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------
Return before taxes                      %    %      %       n/a        n/a        n/a
-----------------------------------------------------------------------------------------
Return after taxes on distributions                          n/a        n/a        n/a
-----------------------------------------------------------------------------------------
Return after taxes on distributions
  and sale of Fund shares                                    n/a        n/a        n/a
-----------------------------------------------------------------------------------------
Class B                                            n/a         %(1)     n/a        n/a
-----------------------------------------------------------------------------------------
Class C                                            n/a       n/a          %        n/a
-----------------------------------------------------------------------------------------
Class D                                                      n/a        n/a        n/a
-----------------------------------------------------------------------------------------
Class R                                      n/a   n/a       n/a        n/a         %
-----------------------------------------------------------------------------------------
Lehman Brothers Government
  Bond Index                                                               (2)
-----------------------------------------------------------------------------------------
Lipper General US Government
  Funds Average
-----------------------------------------------------------------------------------------


The Lehman Brothers Government Bond Index and the Lipper General US Government Funds Average are unmanaged benchmarks that assume reinvestment of distributions and exclude the effect of taxes and sales charges. The Lehman Brothers Government Bond Index also excludes the effect of fees. The Lipper General US Government Funds Average measures the performance of funds that invest at least 65% of their assets in US government and government agency issues. The Lehman Brothers Government Bond Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. Investors cannot invest directly in an average or an index.

(1) Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

(2)   From May 28, 1999.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


Shareholder Fees (fees paid directly from your investment)              Class A     Class B      Class C     Class D      Class R
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                              4.75%          5%           2%          1%           1%
----------------------------------------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on Purchases (as a % of offering price)     4.75%(1)    none            1%       none         none
----------------------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value,
 whichever is less)                                                       none(1)       5%           1%          1%           1%
----------------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                          0.50%       0.50%        0.50%       0.50%        0.50%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                 0.25%       1.00%        1.00%       1.00%        0.50%
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                               %           %            %           %            %
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                         %           %            %           %            %
----------------------------------------------------------------------------------------------------------------------------------

____________________

(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year          3 Years        5 Years        10 Years
---------------------------------------------------------------------
Class A             $              $               $               $
---------------------------------------------------------------------
Class B                                                            +
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------


If you did not sell your shares at the end of each period, your costs would be:


               1 Year          3 Years        5 Years        10 Years
---------------------------------------------------------------------
Class A             $              $               $               $
---------------------------------------------------------------------
Class B                                                            +
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------


+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

--------------------------------------------------------------------------------

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------

Management

The Series' Board of Trustees provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $-- billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006, of approximately $-- billion.

The Fund pays Seligman a fee for its management services. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of __% of the Fund's average daily net assets.


Portfolio Management

The Fund is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Vice President and Investment Officer of Seligman. Mr. Mahony, who joined Seligman in April 2001, is Vice President and Portfolio Manager of the Fund, as well as Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc. He is also Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., as well as Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.

The Series' Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

--------------------------------------------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

--------------------------------------------------------------------------------

Frequently Asked Questions About Regulatory Matters


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.   Has Seligman conducted an internal review relating to market timing?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?


A. Like other members of the mutual fund industry, Seligman has considered and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.


Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

      Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

      At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

      Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.  Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. Have any employees been disciplined in connection with the Manager's overall internal review?


A.    One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

o     The amount you plan to invest.

o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to CDSC (i.e., a deferred sales charge) for a shorter period of time and pay higher ongoing 12b-1 fees.

o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                              Sales Charge as a %  Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment    of Offering Price(1)    Net Amount Invested    as a % of Offering Price
----------------------------------------------------------------------------------------------------
Less than $ 50,000                    4.75%                4.99%                     4.25%
----------------------------------------------------------------------------------------------------
$50,000 - $ 99,999                    4.00                 4.17                      3.50
----------------------------------------------------------------------------------------------------
$100,000 - $249,999                   3.50                 3.63                      3.00
----------------------------------------------------------------------------------------------------
$250,000 - $499,999                   2.50                 2.56                      2.25
----------------------------------------------------------------------------------------------------
$500,000 - $999,999                   2.00                 2.04                      1.75
----------------------------------------------------------------------------------------------------
$1,000,000 and over(2)                0.00                 0.00                      0.00
----------------------------------------------------------------------------------------------------

_____________________

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o     Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.

Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.


For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Trustees, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Class B

o     No initial sales charge on purchases.

o     A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase                        CDSC
-------------------------------------------------
Less than 1 year                              5%
-------------------------------------------------
1 year or more but less than 2 years          4
-------------------------------------------------
2 years or more but less than 3 years         3
-------------------------------------------------
3 years or more but less than 4 years         3
-------------------------------------------------
4 years or more but less than 5 years         2
-------------------------------------------------
5 years or more but less than 6 years         1
-------------------------------------------------
6 years or more                               0
-------------------------------------------------

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

o     No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g. over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares

Class C
--------------------------------------------------------------------------------

o     Initial sales charge on Fund purchases, as set forth below:

                              Sales Charge as a %   Sales Charge as a % of    Regular Dealer Discount
Amount of your Investment    of Offering Price(1)     Net Amount Invested    as a % of Offering Price
-----------------------------------------------------------------------------------------------------
Less than $100,000                    1.00%                  1.01%                    1.00%
$100,000 - $249,999                   0.50                   0.50                     0.50
$250,000 - $999,999                   0.00                   0.00                     0.00

_____________________

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

o     A 1% CDSC on shares sold within eighteen months of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No initial sales charge on reinvested dividends or capital gain distributions.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Load Level Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discounts and Rights of Accumulation" and "Letter of Intent." Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.

Class D*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
________________

* Class D shares are not available to all investors.You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R*
--------------------------------------------------------------------------------

o     No initial sales charge on purchases.

o     Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

o A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
________________

* Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Series' Statement of Additional Information.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Series' Board of Trustees believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.


The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Trustees of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

--------------------------------------------------------------------------------

NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D and Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

--------------------------------------------------------------------------------

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

The required minimum initial investments are:

o     Regular (non-retirement) accounts: $1,000

o     For accounts opened concurrently with Invest-A-Check(R):

      o     $100 to open if you will be making monthly investments

      o     $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

o     A signed, written redemption request;

--------------------------------------------------------------------------------

Medallion Signature Guarantee:

Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

--------------------------------------------------------------------------------

o     Telephone confirmation; and

o     A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

o     a corporation;

o     an executor or administrator;

o     a trustee or custodian; or

o     in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o     Suspend or terminate telephone services;

o Reject a medallion signature guarantee that SDC believes may be fraudulent;

o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;

o Close your account if it does not have a certified taxpayer identification number; and

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record or if you have current ACH bank information on file you may have your redemption proceeds directly deposited to your bank account);

o     Exchange shares between funds;

o     Change dividend and/or capital gain distribution options;

o     Change your address; and

o     Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

o     Corporations may not sell Fund shares by phone;

o     IRAs may only exchange Fund shares or request address changes by phone;
      and

o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Series' Board of Trustees has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Fund's shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lowering the Fund's investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

You may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees.

--------------------------------------------------------------------------------

Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

--------------------------------------------------------------------------------

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman  Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------


Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.


Seligman U.S. Government Securities Fund

Seeks to provide a high level of current income consistent with prudent investment risk by investing in U.S. Government Securities which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.


Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California     Louisiana        New Jersey
o High-Yield   Maryland         New York
o Quality      Massachusetts    North Carolina
Colorado       Michigan         Ohio
Florida        Minnesota        Oregon
Georgia        Missouri         Pennsylvania
                                South Carolina


*     A small portion of income may be subject to state and local taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series. Inc. is an asset-allocation type mutual fund. It offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund's Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Year ended December 31,
                                                            -----------------------------------------------------------------------
                                                               2005           2004           2003            2002           2001 @
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $     7.23     $     7.39     $     6.97     $     6.91
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                         0.19           0.18           0.26           0.32
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investments                                                             (0.11)         (0.14)          0.45           0.08
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 0.08           0.04           0.71           0.40
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                         (0.19)         (0.18)         (0.26)         (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                                 (0.02)         (0.02)         (0.03)         (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.21)         (0.20)         (0.29)         (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $     7.10     $     7.23     $     7.39     $     6.97
===================================================================================================================================
Total Return                                                                     1.09%          0.55%         10.45%          5.95%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                     $   47,553     $   59,660     $   80,556     $   81,722
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.31%          1.27%          1.24%          1.16%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             2.66%          2.38%          3.68%          4.59%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        133.02%        250.49%        184.24%         66.84%
-----------------------------------------------------------------------------------------------------------------------------------

______________________

See footnotes on page 27.

CLASS B
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended December 31,
                                                            ----------------------------------------------------------------------
                                                               2005          2004           2003            2002           2001 @
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                        $     7.25     $     7.40     $     6.98     $     6.93
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                        0.14           0.12           0.21           0.27
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                      (0.11)         (0.13)          0.45           0.07
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.03          (0.01)          0.66           0.34
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                        (0.14)         (0.12)         (0.21)         (0.27)
----------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                                (0.02)         (0.02)         (0.03)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.16)         (0.14)         (0.24)         (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $     7.12     $     7.25     $     7.40     $     6.98
==================================================================================================================================
Total Return                                                                    0.34%         (0.08)%         9.63%          5.01%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $   24,045     $   40,659     $   66,563     $   44,557
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         2.06%          2.03%          1.99%          1.91%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                            1.91%          1.62%          2.93%          3.84%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       133.02%        250.49%        184.24%         66.84%
----------------------------------------------------------------------------------------------------------------------------------



CLASS C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year ended December 31,
                                                            ----------------------------------------------------------------------
                                                               2005          2004           2003            2002           2001 @
----------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                                       $     7.25     $     7.40     $     6.98     $     6.92
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                        0.14           0.12           0.21           0.27
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments                      (0.12)         (0.13)          0.45           0.08
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.02          (0.01)          0.66           0.35
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                                        (0.14)         (0.12)         (0.21)         (0.27)
----------------------------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income                                (0.02)         (0.02)         (0.03)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.16)         (0.14)         (0.24)         (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $     7.11     $     7.25     $     7.40     $     6.98
==================================================================================================================================
Total Return                                                                    0.20%         (0.08)%         9.63%          5.16%
----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $    9,764     $   18,739     $   25,488     $   15,961
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         2.06%          2.03%          1.99%          1.91%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                            1.91%          1.62%          2.93%          3.84%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       133.02%        250.49%        184.24%         66.84%
----------------------------------------------------------------------------------------------------------------------------------

______________________

See footnotes on page 27.


CLASS D                                                                                                 Class R
------------------------------------------------------------------------------------------------- ---------------------------------
                                                                                                      Year ended
                                                           Year ended December 31,                   December 31,      4/30/03**
                                            ----------------------------------------------------- -------------------    to
                                               2005      2004      2003         2002     2001 @      2005       2004   12/31/03
------------------------------------------------------------------------------------------------- ---------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------- ---------------------------------
Net asset value, beginning of period                  $   7.24   $   7.40    $   6.98   $  6.92           $   7.23     $   7.36
------------------------------------------------------------------------------------------------- ---------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------- ---------------------------------
   Net investment income                                  0.14       0.12        0.21      0.27               0.17         0.10
------------------------------------------------------------------------------------------------- ---------------------------------
   Net realized and unrealized gain (loss)
     on investments                                      (0.11)     (0.14)       0.45      0.08              (0.11)       (0.10)
------------------------------------------------------------------------------------------------- ---------------------------------
Total from investment operations                          0.03      (0.02)       0.66      0.35              (0.06)          --
------------------------------------------------------------------------------------------------- ---------------------------------
Less distributions:
------------------------------------------------------------------------------------------------- ---------------------------------
   Dividends from net investment income                  (0.14)     (0.12)      (0.21)    (0.27)             (0.17)       (0.10)
------------------------------------------------------------------------------------------------- ---------------------------------
   Dividends in excess of net investment
     income                                              (0.02)     (0.02)      (0.03)    (0.02)             (0.02)       (0.03)
------------------------------------------------------------------------------------------------- ---------------------------------
Total distributions                                      (0.16)     (0.14)      (0.24)    (0.29)             (0.19)       (0.13)
------------------------------------------------------------------------------------------------- ---------------------------------
Net asset value, end of period                        $   7.11   $   7.24    $   7.40   $  6.98            $  7.10     $   7.23
================================================================================================= =================================
Total Return                                              0.34%     (0.22)%      9.63%     5.16%              0.82%       (0.05)%
------------------------------------------------------------------------------------------------- ---------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------- ---------------------------------
Net assets, end of period (000s omitted)              $ 11,556   $ 14,789    $ 23,768   $20,106            $   440     $      2
------------------------------------------------------------------------------------------------- ---------------------------------
Ratio of expenses to average net assets                   2.06%      2.03%       1.99%     1.91%              1.56%        1.57%+
------------------------------------------------------------------------------------------------- ---------------------------------
Ratio of net investment income to
   average net assets                                     1.91%      1.62%       2.93%     3.84%              2.41%        2.01%+
------------------------------------------------------------------------------------------------- ---------------------------------
Portfolio turnover rate                                 133.02%    250.49%     184.24%    66.84%            133.02%      250.49%++
------------------------------------------------------------------------------------------------- ---------------------------------

__________________

 *    Per share amounts are calculated based on average shares outstanding.

**    Commencement of offering of shares.

 +    Annualized.

++    For the year ended December 31, 2003.

 @ As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.02 and increase net realized and unrealized gain (loss) on investments by $0.02 for each class and decrease the ratios of net investment income to average net assets from 4.83% to 4.59% for Class A, and from 4.08% to 3.84% for Classes B, C and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

How to Contact Us

The Fund.....................................   Write:     Corporate Communications/
                                                           Investor Relations Department
                                                           J. & W. Seligman & Co. Incorporated
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 221-7844 in the US or
                                                           (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account........   Write:     Shareholder Services Department
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 221-2450 in the US or
                                                           (212) 682-7600 outside the US

Your Retirement Account......................   Write:     Retirement Plan Services
                                                           Seligman Data Corp.
                                                           100 Park Avenue, New York, NY 10017

                                                Phone:     Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------

                            SELIGMAN ADVISORS, INC.
                               and affiliate of
                                    [LOGO]
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864
                      100 Park Avenue, New york, NY 10017

--------------------------------------------------------------------------------

For More Information

The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-4103

--------------------------------------------------------------------------------

                        SELIGMAN HIGH INCOME FUND SERIES


                    Seligman U.S. Government Securities Fund
                            Seligman High-Yield Fund


                       Statement of Additional Information


                                   May 1, 2006


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses of Seligman U.S. Government Securities Fund and Seligman High-Yield Fund (individually, "a Series"), each dated May 1, 2006, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus for Seligman High-Yield Fund, dated May 1, 2006, offering Class I shares (together, "the Prospectuses"). Each of the Seligman High-Yield Fund and the Seligman U.S. Government Securities Fund is a separate series of Seligman High Income Fund Series (the "Fund"). This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Series' Prospectuses in its entirety. It should be read in conjunction with each Series' Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in each Series' Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. An Annual Report for each Series will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

       Fund History...................................................  2
       Description of the Fund and its Investments and Risks..........  2
       Management of the Fund.........................................  8
       Control Persons and Principal Holders of Securities............  15
       Investment Advisory and Other Services.........................  16
       Portfolio Managers.............................................  23
       Portfolio Transactions and Other Practices.....................  25
       Shares of Beneficial Interest and Other Securities ............  26
       Purchase, Redemption, and Pricing of Shares....................  27
       Taxation of each Series........................................  33
       Underwriters...................................................  35
       Calculation of Yield and Performance Data .....................  37
       Financial Statements...........................................  40
       General Information............................................  40
       Appendix A.....................................................  42

TX1A

                                  Fund History

The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification


The Fund is a diversified open-end management investment company, or mutual fund, which consists of two separate series, which are the Seligman U.S. Government Securities Fund (the "U.S. Government Securities Fund") and the Seligman High-Yield Fund (the "High-Yield Fund").


Investment Strategies and Risks

The following information regarding each Series' investments and risks supplements the information contained in each of the Series' Prospectuses.


The U.S. Government Securities Fund intends to invest in U.S. Government Securities. Securities backed by the full faith and credit of the U.S. government involve minimal credit risk. These securities in which the Series invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Series' net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Series' yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government.

Generally, as interest rates rise, the value of the securities held by the Series will decline. Conversely, if interest rates decline, the value of the securities held by the Series will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

High-Yield Securities. The High-Yield Fund intends to invest in High-Yield Securities. High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Series presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Series' holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Series difficulties in valuing and selling its securities.

During periods of falling interest rates, issuers of an obligation held by the Series may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Series could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Series could result in corresponding fluctuations and volatility in the net asset value of the shares of the Series. Additionally, because they do not pay current income, they will detract from the Series' objective.

If an issuer repays an obligation such as a mortgage-backed security held by the Series more slowly than anticipated, the Series' returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Series will be prevented from investing in higher yielding securities.


Foreign Securities. The High-Yield Fund may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.


Illiquid Securities. The High-Yield Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.


The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US

Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.


Collateralized Mortgage Obligations. The U.S. Government Securities Fund may also invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.


Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Series may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Preferred Stock. The High-Yield Bond Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a US Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Fund may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US Government securities and will only involve securities issued or guaranteed by the US Government. As a matter of fundamental policy, each Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.


When-Issued and Forward Commitment Securities. Each Series may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued or forward commitment obligations will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Lending of Portfolio Securities. Each Series of the Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Series any income accruing on the loaned securities and a Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Series might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Series may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Series' investment objective and with only a prudent degree of risk.

Except as otherwise specifically noted above and below, each Series' investment policies are not fundamental and the Board of Trustees of the Fund may change such policies without the vote of a majority of each Series' outstanding voting securities.

If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Investments to Control. Each Series may not invest for the purpose of controlling or managing any company. If a Series acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Series were to make such acquisitions, there is a risk that such Series would become less diversified, which could increase the volatility of that Series and increase the Series' exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Exchange Traded Funds. The High-Yield Fund may invest in exchange traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The High-Yield Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the High-Yield Fund invests in ETFs, shareholders would bear not only their proportionate share of the High-Yield Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Short Sales. Each Series may not sell securities short or maintain a short position.

Options. Each Series may not write or purchase put or call options, except that the U.S. Government Fund may write covered call options and the U.S. Government Fund may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options.

Except as otherwise specifically noted above, these investment strategies are not fundamental and each Series, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.


Fund Policies


Each Series is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Series' outstanding voting securities. Under these policies, each Series may not:

- purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time. In addition, the Board has adopted the following non-fundamental polices: each Series may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in a Series being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The Manager must seek Board approval to invest in any type of commodity or commodity contract if it is of the type a Series has not previously utilized;

- purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

- underwrite the securities of other issuers except to the extent a Series may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

- purchase or hold any real estate including limited partnership interests in real property, except each Series may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs;

- make any investment inconsistent with a Series' classification as a diversified investment company under the 1940 Act;

- invest 25% or more of its total assets, at market value, in any one industry, except that 25% limitation on industry concentration does not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities (which may include mortgage-related securities);

- purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of a Series individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; and

- engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker.

Certain of the fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the each Series gains from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Series generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Series.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows each Series to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits each Series from making loans to affiliated persons but does not otherwise restrict a Series' ability to make loans.


Each Series may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Each Series will provide shareholders with at least 60 days prior notice of any change in that Series' "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position


In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Fund may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover


Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Fund for the years ended December 31, 2005 and 2004 were _______% and 133.02%, respectively. . The portfolio turnover rate for the High-Yield Fund for the years ended December 31, 2005 and 2004 were _____% and 53.38%, respectively.


Disclosure of Portfolio Holdings

The full portfolio holdings of each Series, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com(1)). In addition, the top 10 holdings of each Series and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute each Series' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Trustees, each Series' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of each Series' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release each Series' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether each Series of the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of each Series or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to each Series' portfolio holdings as necessary in connection with their auditing services.


Currently, Seligman has entered into ongoing arrangements to disclose each Series' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. and J.P. Morgan Securities Inc. (with respect to the High-Yield Fund only). The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses each Series' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT and the Investor Responsibility Research Center ("IRRC") in connection with proxy voting by IRRC. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.


(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Statement of Additional Information or the Fund's Prospectus.

                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of each Series.

Management Information

Information with respect to the Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                     Number of
                                                                                                                    Portfolios
                              Term of Office                                                                        in Fund
                              and Length of                                                                         Complex
 Name, (Age), Position(s)         Time          Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen
         With Fund               Served*                           and Other Information                            by Trustee
         ---------               -------                           ---------------------                            ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)          2003 to Date    Chairman, Chief Executive Officer and Director, of KeySpan               60
Trustee                                        Corporation, diversified energy, gas and electric company;
                                               Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of
                                               Seligman Cash Management Fund, Inc.); Director, Keyera
                                               Facilities Income Fund, natural gas processing and
                                               gathering company; Director or Trustee, Alberta Northeast
                                               Gas, Ltd., Boundary Gas Inc., The Houston Exploration
                                               Company, oil and gas exploration, development and
                                               production companies; Edison Electric Institute, New York
                                               State Energy Research and Development Authority,
                                               Independence Community Bank, Business Council of New York
                                               State, Inc., New York City Partnership and the Long Island
                                               Association, business and civic organizations.

John R. Galvin (75)            1995 to Date    Dean Emeritus, Fletcher School of Law and Diplomacy at                   61
Trustee                                        Tufts University; Director or Trustee of each of the
                                               investment companies of the Seligman Group of Funds**and
                                               Chairman Emeritus, American Council on Germany. Formerly,
                                               Director, Raytheon Co., defense and commercial electronics and Governor of the Center for Creative Leadership. From
                                               February 1995 until June 1997, he was Director of USLIFE
                                               Corporation, life insurance. From June 1987 to June 1992,
                                               he was the Supreme Allied Commander, NATO and the
                                               Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)          1991 to Date    President Emeritus, Sarah Lawrence College; Director or                  61
Trustee                                        Trustee of each of the investment companies of the
                                               Seligman Group of Funds**; Director, Jeannette K. Watson
                                               Summer Fellowship, summer internships for college
                                               students; Trustee, the Committee for Economic Development;
                                               Governor, Court of Governors, London School of Economics;
                                               and Director, Public Broadcasting Service (PBS). Formerly,
                                               Trustee, Save the Children, non-profit child-assistance
                                               organization; Chairman, The Rockefeller Foundation,
                                               charitable foundation; and Director (from September 1987
                                               until September 1997), New York Telephone Company.

Frank A. McPherson (72)        1995 to Date    Retired Chairman of the Board and Chief Executive Officer                61
Trustee                                        of Kerr-McGee Corporation, diversified energy and chemical company; Director or Trustee of each of the investment
                                               companies of the Seligman Group of Funds**; Director,
                                               ConocoPhillips, integrated international oil corporation,
                                               Integris Health, owner of various hospitals, Oklahoma
                                               Chapter of the Nature Conservancy, Oklahoma Medical
                                               Research Foundation, Boys and Girls Clubs of Oklahoma,
                                               Oklahoma City Public Schools Foundation and Oklahoma
                                               Foundation for Excellence in Education. Formerly,
                                               Director, BOK Financial, bank holding company;
                                               Kimberly-Clark Corporation, consumer products and Director
                                               (from 1990 until 1994) the Federal Reserve System's Kansas
                                               City Reserve Bank.

                                                                                                                    Number of
                                                                                                                    Portfolios
                              Term of Office                                                                        in Fund
                              and Length of                                                                         Complex
 Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Trusteeships         Overseen
         With Fund               Served*                            and Other Information                           by Trustee
         ---------               -------                            ---------------------                           ----------
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John E. Merow (75)             1984 to Date         Retired Chairman and Senior Partner, Sullivan &                    61
Trustee                                             Cromwell LLP, law firm; Director or Trustee of each
                                                    of the investment companies of the Seligman Group of
                                                    Funds**; Director, Aleris International Inc.,
                                                    aluminum and zinc recycler and aluminum rolled
                                                    products; Director Emeritus, Municipal Art Society
                                                    of New York; Executive Committee Member and
                                                    Secretary, the U.S. Council for International
                                                    Business; Trustee, New York-Presbyterian Hospital;
                                                    Trustee and Vice Chairman, New York-Presbyterian
                                                    Healthcare System, Inc.; and Member of the American
                                                    Law Institute and the Council on Foreign Relations.

Betsy S. Michel (62)           1984 to Date         Attorney; Director or Trustee of each of the                       61
Trustee                                             investment companies of the Seligman Group of
                                                    Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                                    charitable foundation. Formerly, Chairman of the
                                                    Board of Trustees of St. George's School (Newport,
                                                    RI) and Trustee, World Learning, Inc., international
                                                    educational training.

Leroy C. Richie (63)           2000 to Date         Chairman and Chief Executive Officer, Q Standards                  60
Trustee                                             Worldwide, Inc., library of technical standards;
                                                    Director or Trustee of each of the investment
                                                    companies of the Seligman Group of Funds** (with the
                                                    exception of Seligman Cash Management Fund, Inc.);
                                                    Director, Kerr-McGee Corporation, diversified energy
                                                    and chemical company, and Infinity, Inc., oil and
                                                    gas services and exploration; Director and Chairman,
                                                    Highland Park Michigan Economic Development Corp.
                                                    Formerly, Trustee, New York University Law Center
                                                    Foundation; Vice Chairman, Detroit Medical Center
                                                    and Detroit Economic Growth Corp.; and Chairman and
                                                    Chief Executive Officer, Capital Coating
                                                    Technologies, Inc., applied coating technologies;
                                                    and Vice President and General Counsel (from 1990
                                                    until 1997), Automotive Legal Affairs, Chrysler
                                                    Corporation.

Robert L. Shafer (72)          1984 to Date         Ambassador and Permanent Observer of the Sovereign                  61
Trustee                                             and Military Order of Malta to the United Nations
                                                    and Director or Trustee of each of the investment
                                                    companies of the Seligman Group of Funds**.
                                                    Formerly, Director (from May 1987 until June 1997),
                                                    USLIFE Corporation, life insurance and Vice
                                                    President (from December 1973 until January 1996),
                                                    Pfizer Inc., pharmaceuticals.

James N. Whitson (70)          1993 to Date         Retired Executive Vice President and Chief Operating                 61
Trustee                                             Officer, Sammons Enterprises, Inc., a diversified
                                                    holding company; Director or Trustee of each of the
                                                    investment companies of the Seligman Group of
                                                    Funds**; Director, CommScope, Inc., manufacturer of
                                                    coaxial cable. Formerly, Director and Consultant,
                                                    Sammons Enterprises, Inc. and a Director of C-SPAN,
                                                    cable television networks.

------------------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (67)      1988 to Date          Chairman, J. & W. Seligman & Co. Incorporated,                     61
Trustee and Chairman of the                          Chairman of the Board and Director or Trustee of
Board                                                each of the investment companies of the Seligman
                                                     Group of Funds**; Chairman, Seligman Advisors, Inc.
                                                     and Seligman Services, Inc.; Director, Carbo
                                                     Ceramics Inc., manufacturer of ceramic proppants for
                                                     oil and gas industry; Director, Seligman Data Corp.;
                                                     and President and Chief Executive Officer of The
                                                     Metropolitan Opera Association. Formerly, Director
                                                     Kerr-McGee Corporation, a diversified energy and
                                                     chemical company and Chief Executive Officer of each
                                                     of the investment companies in the Seligman Group of
                                                     Funds.

Brian T. Zino*** (51)          Dir.: 1993 to Date    Director and President, J. & W. Seligman & Co.                        61
Trustee, Chief Executive       Pres.: 1995 to        Incorporated; Chief Executive Officer President and
Officer and President                 Date           Director or Trustee of each of the investment
                               CEO: 2002 to Date     companies of the Seligman Group of Funds**;
                                                     Director, Seligman Advisors, Inc. and Seligman
                                                     Services, Inc.; Chairman, Seligman Data Corp.;
                                                     Member of the Board of Governors of the Investment
                                                     Company Institute; and Director (formerly Vice
                                                     Chairman), ICI Mutual Insurance Company.

                                                                                                                       Number of
                                                                                                                       Portfolios
                              Term of Office                                                                           in Fund
                              and Length of                                                                            Complex
 Name, (Age), Position(s)         Time                Principal Occupation(s) During Past 5 Years, Trusteeships          Overseen
         With Fund               Served*                               and Other Information                            by Trustee
         ---------               -------                               ---------------------                            ----------
Christopher J. Mahony (42)     2002 to Date           In addition to his duties with the U.S. Government                    N/A
Vice President and Portfolio                          Securities Fund, he is Vice President, Investment
Manager                                               Officer of J. & W. Seligman & Co. Incorporated since
                                                      April 2001; Vice President and Portfolio Manager of
                                                      Seligman Cash Management Fund, Inc. and Seligman
                                                      Investment Grade Fixed Income Fund, Inc.; and Vice
                                                      President of Seligman Portfolios, Inc. and Portfolio
                                                      Manager of its Seligman Cash Management Portfolio
                                                      and its Seligman Investment Grade Fixed Income
                                                      Portfolio. Formerly, Senior Portfolio Manager at
                                                      Fort Washington Investment Advisors, Inc since 1994.

J. Eric Misenheimer             April 2005            In addition to his duties with the High-Yield Fund,                   N/A
Portfolio Manager                to Date               he is a Senior Vice President of Seligman as well as
                                                      head of Seligman's High-Yield Team; and Portfolio
                                                      Manager of Seligman High-Yield Bond Portfolio, a
                                                      portfolio of Seligman Portfolios, Inc. Formerly,
                                                      Senior Vice President, Director of Taxable High
                                                      Yield Fixed Income Investing for Northern Trust
                                                      Global investments and since July 1999 management
                                                      team leader, Northern High Yield Fixed Income Fund.

Eleanor T.M. Hoagland (54)    July 2004 to            Managing Director, J. & W. Seligman & Co.                             N/A
Vice President and Chief          Date                Incorporated; Vice President and Chief Compliance
Compliance Officer                                    Officer for each of the investment companies of the
                                                      Seligman Group of Funds**. Formerly, Managing
                                                      Director, Partner and Chief Portfolio Strategist,
                                                      AMT Capital Management from 1994 to 2000.

Thomas G. Rose (47)           2000 to Date            Chief Financial Officer, Senior Vice President,                       N/A
Vice President                                        Finance, and Treasurer, J. & W. Seligman & Co.
                                                      Incorporated; Senior Vice President, Finance,
                                                      Seligman Advisors, Inc. and Seligman Data Corp.;
                                                      Vice President of each of the investment companies
                                                      of the Seligman Group of Funds** and of Seligman
                                                      Services, Inc. and Seligman International, Inc.
                                                      Formerly, Treasurer of each of the investment
                                                      companies of the Seligman Group of Funds and of
                                                      Seligman Data Corp.

Lawrence P. Vogel (48)        V.P.: 1992 to Date      Senior Vice President and Treasurer, Investment                       N/A
Vice President and Treasurer   Treas.: 2000 to        Companies, J. & W. Seligman & Co. Incorporated; Vice
                                    Date              President and Treasurer of each of the investment
                                                      companies of the Seligman Group of Funds** and
                                                      Treasurer, of Seligman Data Corp. Formerly, Senior
                                                      Vice President, Finance, J. & W. Seligman & Co.
                                                      Incorporated, Seligman Advisors, Inc., Seligman
                                                      International, Inc. and Seligman Data Corp.; Vice
                                                      President, Seligman Services, Inc.; and Treasurer,
                                                      Seligman International, Inc.

Frank J. Nasta (40)            1994 to Date           Managing Director, General Counsel, Corporate                         N/A
Secretary                                             Secretary and Director, J. & W. Seligman & Co.
                                                      Incorporated; Secretary, of each of the investment
                                                      companies of the Seligman Group of Funds**; and
                                                      Corporate Secretary, Seligman Advisors, Inc.,
                                                      Seligman Services, Inc., Seligman International,
                                                      Inc. and Seligman Data Corp.


-------------------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met _____ times during the year ended December 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met ____ during the year ended December 31, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow, and Richie, and Ms. Michel.

Trustee Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Fund. The Committee met ______ during the year ended December 31, 2005. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                             U.S. Government Securities Fund             Aggregate Dollar Range of Shares
                            Dollar Range of Fund Shares Owned           Owned by Trustee in the Seligman
        Name                            By Trustee                                Group of Funds
        ----                            ----------                                --------------
-----------------------------------------------------------------------------------------------------------
                                   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert B. Catell
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
Robert L. Shafer
James N. Whitson
-----------------------------------------------------------------------------------------------------------
                                   INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
William C. Morris
Brian T. Zino


                                       High-Yield Fund                  Aggregate Dollar Range of Shares
                               Dollar Range of Fund Shares Owned        Owned by Trustee in the Seligman
        Name                             By Trustee                               Group of Funds
        ----                             ----------                               --------------
-----------------------------------------------------------------------------------------------------------
                                   INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Robert B. Catell
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow
Betsy S. Michel
Leroy C. Richie
Robert L. Shafer
James N. Whitson
-----------------------------------------------------------------------------------------------------------
                                   INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
William C. Morris
Brian T. Zino

Compensation


                                                      Pension or            Total Compensation
                                Aggregate        Retirement Benefits          from Fund and
        Name and              Compensation        Accrued as Part of        Fund Complex Paid
   Position with Fund         from Fund (1)          Fund Expenses          to Trustees (1)(2)
   ------------------         -------------          -------------          ------------------
Robert B. Catell, Trustee           $                     N/A                        $
John R. Galvin, Trustee                                   N/A
Alice S. Ilchman, Trustee                                 N/A
Frank A. McPherson, Trustee                               N/A
John E. Merow, Trustee                                    N/A
Betsy S. Michel, Trustee                                  N/A
Leroy C. Richie, Trustee                                  N/A
Robert L. Shafer, Trustee                                 N/A
James N. Whitson, Trustee                                 N/A

---------------
(1)   For the Fund's year ended December 31, 2005.

(2) At December 31, 2005, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Funds to Trustees or officers of the Series who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.


Messrs. Merow and Whitson no longer defer current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Series, in the amount of $and $, respectively, as of December 31, 2005.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Class A shares may be issued without a sales charge to present and former directors or trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors, trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the portfolio holdings of each Series..

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in a Series portfolio in accordance with Seligman's determination of what is in the best interests of the Series shareholders.

The financial interest of the shareholders is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of a Series will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set Seligman's policy and Guidelines to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including:
Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and to assist in the tracking, voting and recordkeeping of proxies. This service does not offer voting recommendations.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, a majority of the Committee's members must approve deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

      1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

      2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

      3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

      4. Seligman votes for stock option plans to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

      5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

      6. Seligman will withhold voting for the entire board of trustees (or individual trustees as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

      7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

      8. Seligman will vote for proposals to effect stock splits.

      9. Seligman will vote for proposals authorizing share repurchase programs.

      10. Seligman will vote against authorization to transact unidentified business at the meeting.

      11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

      12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

      13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

      14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how each Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of February 6, 2006, there was no person or persons who controlled either the U.S. Government Securities Fund or the High-Yield Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of February 6, 2006, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following
Funds:

                                                                                  Percentage
                                                                                   of Total
                        Name and Address                       Fund/Class        Shares Held
    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      High-Yield
    Floor, Jacksonville, FL 32246                             Fund/Class A          11.16%

    Citigroup Global House Account, 7th Floor, 333 West       High-Yield
    34th Street, New York, NY 10001                           Fund/Class A           5.17%

    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      High-Yield
    Floor, Jacksonville, FL 32246                             Fund/Class B          16.96%

    Citigroup Global House Account, 7th Floor, 333 West       High-Yield
    34th Street, New York, NY 10001                           Fund/Class B           6.67%

    Citigroup Global House Account, 7th Floor, 333 West       High-Yield
    34th Street, New York, NY 10001                           Fund/Class C           7.88%

    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      High-Yield
    Floor, Jacksonville, FL 32246                             Fund/Class D          26.54%

    Citigroup Global House Account, 7th Floor, 333 West       High-Yield
    34th Street, New York, NY 10001                           Fund/Class D           7.01%

    State Street Bank & Trust, FBO Customers, College         High-Yield
    Horizon 7, 105 Rosemont Ave, Westwood, MA 02090           Fund/Class I          53.99%

    State Street Bank & Trust, FBO Customers, College         High-Yield
    Horizon 2, 105 Rosemont Ave, Westwood, MA 02090           Fund/Class I          26.74%

    Patterson & Co., FBO Customers, 1525 West WT Harris       High-Yield
    Blvd., Charlotte, NC 28288                                Fund/Class I          15.77%

    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      High-Yield
    Floor, Jacksonville, FL 32246                             Fund/Class R          92.26%

    MCB Trust Services Custodian FBO B&L Corporation, 700     High-Yield
    17th Street, Suite 300, Denver, CO 80202                  Fund/Class R           7.53%

                                                              U.S. Government
    MCB Trust Services Custodian FBO Plumbers Local Union     Securities Fund/
    No. 93, 700 17th Street, Suite 300, Denver, CO 80202      Class A               21.10%

                                                              U.S. Government
    AST&T Custodian FBO Customers, 2390 East Camelback        Securities Fund/
    Road, Suite 240, Phoenix, AZ 85016                        Class A                5.61%

                                                              U.S. Government
    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      Securities Fund/
    Floor, Jacksonville, FL 32246                             Class A                5.45%

                                                              U.S. Government
    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      Securities Fund/
    Floor, Jacksonville, FL 32246                             Class B               23.77%

                                                              U.S. Government
    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      Securities Fund/
    Floor, Jacksonville, FL 32246                             Class C               18.46%

                                                              U.S. Government
    MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd      Securities Fund/
    Floor, Jacksonville, FL 32246                             Class R               94.06%

                                                              U.S. Government
    MCB Trust Services Custodian FBO B&L Corporation, 700     Securities Fund/
    17th Street, Suite 300, Denver, CO 80202                  Class R                5.74%


Management Ownership


As of February 6, 2006, Trustees and officers of the U.S. Government Securities Fund as a group owned less than 1% of the U.S. Government Securities Fund Class A shares of the then outstanding shares of beneficial interest of the Series. As of the same date, Trustees or officers of the Series did not own any of the Series' Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of beneficial interest of the Series.

As of February 6, 2006, Trustees and officers of the High-Yield Fund as a group owned less than 1% of the Series' Class A shares of the then outstanding shares of beneficial interest of the Series. As of the same date, Trustees and officers of the High-Yield Fund did not own any of the Series' Class B shares, Class C shares, Class D shares, or Class R shares of the then outstanding shares of beneficial interest of the Series. As of the same date, Trustees and officers of the High-Yield Fund as a group owned 2.76% of the High-Yield Fund Class I shares of beneficial interest then outstanding of the Series.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Trustees, Seligman manages the investment of the assets of each Series of the Fund and administers its business and other affairs pursuant to management agreements approved by the Board of Trustees and the initial shareholders of the Fund (the "Management Agreements"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to each Series of the Fund. No person or persons, other than the directors, trustees, officers or employees of Seligman and the Fund, regularly advise each Series of the Fund with respect to their investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


Seligman is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Fund, the fee is equal to 0.50% per annum of the Series' average daily net assets on an annual basis. The management fee for the High-Yield Fund is equal to 0.65% of the Series' average daily net assets on the first $1 billion of net assets and 0.55% per annum of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Fund for years ended December 31, 2005, 2004 and 2003 equaled 0.50% of the average daily net assets of such Series, or $________, $548,459 and $864,260, respectively. The management fees paid by the High-Yield Fund for years ended December 31, 2005, 2004 and 2003 equaled____%, 0.65%, and 0.65%, respectively, of the average daily net assets of such Series, or $_______, $4,330,661 and $5,083,517, respectively.


Each Series of the Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.

Each Series' Management Agreement provides that Seligman will not be liable to a Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.


Each Series' Management Agreement was initially approved by the Board of Trustees at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Fund, to increase the fee rate payable to the Manager by the Series, were approved by the Board of Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

At the November 17 and 18, 2004 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement for each Series. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of each Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to each Series and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover rates of each Series compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Series. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Series and Seligman, as reflected under the Management Agreement was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Trustees considered the performance of each Series as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. The Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17 and 18, 2004 Board of Trustees meeting, the Board receives detailed information related to performance of the Series at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rates paid by the Series to Seligman and the other expenses of each Series, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to each Series and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Series pays to Seligman Services in respect of shares of each Series held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Series of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors (in which case directors or trustees) are affiliated persons of both entities.

Services Provided by the Investment Manager


Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Fund and December 29, 1988, as amended January 1, 1996, for the High-Yield Fund, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.


Service Agreements

There are no other management-related service contracts under which services are provided to either Series of the Fund.

Other Investment Advice

No person or persons, other than directors, trustees, officers, or employees of Seligman, regularly advise either Series of the Fund with respect to their investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Series of the Fund, as set forth below:

                                                              Regular Dealer
                         Sales Charge       Sales Charge        Reallowance
                          as a % of         As a % of Net        as a % of
Amount of Purchase    Offering Price(1)    Amount Invested    Offering Price
------------------    -----------------    ---------------    --------------
Less than $50,000             4.75%              4.99%              4.25%
$50,000 - $99,999             4.00               4.17               3.50
$100,000 - $249,999           3.50               3.63               3.00
$250,000 - $499,999           2.50               2.56               2.25
$500,000 - $999,999           2.00               2.04               1.75
$1,000,000 and over              0                  0                  0

(1) "Offering Price" is the amount that you actually pay for each Series' shares; it includes the initial sales charge.

Class C shares:

                                                                Regular Dealer
                         Sales Charge      Sales Charge          Reallowance
                          as a % of        as a % of Net          As a % of
Amount of Purchase    Offering Price(1)   Amount Invested      Offering Price
------------------    -----------------   ---------------      --------------
Less than  $100,000         1.00%                1.01%                1.00%
$100,000 - $249,999         0.50                 0.50                 0.50
$250,000 - $999,999            0                    0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sale. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of each Series' shares. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received commissions from certain sales of the U.S. Government Securities Fund's shares in the amounts of $_____, $1,213 and $944, respectively. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received commissions from certain sales of the High-Yield Fund's shares in the amounts of $_____, $2,226 and $3,453, respectively.

Rule 12b-1 Plan

Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Series may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of either Series' Class I shares.) Payments by a Series under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Series; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series' shareholders; and (3) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Series. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Series, respectively. Payments made by a Series under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund of the Series, as well as to discourage redemptions.

Fees paid by a Series under its 12b-1 Plan with respect to any class of shares of the Series may not be used to pay expenses incurred solely in respect of any other class of the Series or any other Seligman fund. Expenses attributable to more than one class of a Series are allocated between the classes of the Series in accordance with a methodology approved by the Fund's Board of Trustees. Expenses of distribution activities that benefit both a Series and other Seligman funds are allocated among the applicable Series and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Series, with respect to its Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Series' Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Series, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. A Series of the Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Series may be paid from Class A 12b-1 fees received from the Series in any other year. If a Series' 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class A shares. The total amount of service fees paid to Seligman Advisors in respect of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2005 was $___________ and $______, respectively, equivalent to ____% and ____%, respectively, per annum of each Series' Class A shares' average daily net assets.


Class B

Under the 12b-1 Plan, each Series, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of a Series' Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Series attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Series. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Series in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses that exceed such fees. If a Series' 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Series to Seligman Advisors or the Purchasers with respect to its Class B shares. The total amount of distribution and service fees paid in respect of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2005 was $________ and $________, respectively, or 1% per annum of each Series' Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption, and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2005 was $_________ and $_______, respectively, or 1% per annum of each Series' Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $______ and $________ of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class C shares, respectively, that were not reimbursed from the amounts received from each Series' 12b-1 Plan. These amounts were equal to ______% and ______%, respectively, of each Series' Class C shares' net assets as of December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class C shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Series, with respect to its Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and
(2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares of a Series, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of the Series of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Series over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares of a Series, the entire 12b-1 fee attributable to such Class D shares of the Series is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in the Series. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class D shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2005 was $_______ and $_______, respectively, or 1% per annum of each Series' Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $________ and $_______, respectively, of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class D shares, respectively, that were not reimbursed from the amounts received from each Series' 12b-1 Plan. These amounts were equal to ____% and _____%, respectively, of each Series' Class D shares' net assets as of December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class D shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class D shares.

Class R

Under the 12b-1 Plan, each Series, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount of distribution and service fees paid to Seligman Advisors in respect of Class R shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2005 was $________ and $________, respectively, or 0.50% per annum of each Series' Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Series may exceed the 12b-1 fees paid by such Series in that year. Each Series 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $______ and $___________, respectively, of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class R shares, respectively, that were not reimbursed from the amounts received from each Series' 12b-1 Plan. These amounts were equal to ______% and ______%, respectively, of each Series' Class R shares' net assets as of December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class R shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by such Series to Seligman Advisors with respect to Class R shares.

                ------------------------------------------------


Payments made by the U.S. Government Securities Fund under its 12b-1 Plan for the year ended December 31, 2005, were spent on the following activities in the following amounts:




                                 Class A   Class B*   Class C   Class D  Class R
                                 -------   --------   -------   -------  -------
Compensation to underwriters
Compensation to broker/dealers
Other*


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.


Payments made by the High-Yield Fund under its 12b-1 Plan for the year ended December 31, 2005, were spent on the following activities in the following amounts:

                                 Class A   Class B*   Class C   Class D  Class R
                                 -------   --------   -------   -------  -------
Compensation to underwriters
Compensation to broker/dealers
Other*



* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Trustees") and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved with respect to Class B shares of the High-Yield Fund on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Fund on April 22, 1996. The Plan was approved with respect to Class B shares of the U.S. Government Securities Fund on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of Class B shares of the U.S. Government Securities Fund on January 1, 1997. The Plan was approved in respect of Class C shares of both Series on May 20, 1999 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class C shares of both Series on June 1, 1999. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The 12b-1 Plan in respect of each Series was approved in respect of Class R shares on March 20, 2003 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class R shares of both Series on April 30, 2003. The Plans will continue in effect until D ecember 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each of the Series' Prospectuses) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be in7creased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.


Seligman Services acts as the broker/dealer of record for shareholder accounts of each Series that do not have a designated financial advisor and receives compensation pursuant to each Series' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the U.S. Government Securities Fund's 12b-1 Plan in the amounts of $_____, $12,369 and $16,035, respectively. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the High-Yield Fund's 12b-1 Plan in the amounts of $_____, $23,085 and $24,464, respectively.


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Series are also officers and directors of SDC.

                               Portfolio Managers


The following table sets forth certain additional information with respect to the portfolio managers of each Series. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each of the portfolio managers, Mr. J. Eric Misenheimer in respect of Seligman High-Yield Fund and Mr. Christopher J. Mahony in respect of Seligman U.S. Government Securities Fund, the number of accounts managed (other than the Series managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

---------------------------------------------------------------------------------------------------------------------
                               Registered Investment        Other Pooled Investment
Portfolio Manager                     Companies                      Vehicles                   Other Accounts
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
J. Eric Misenheimer*           Registered Investment        Pooled Investment Vehicle       Other Accounts with
                                    Company with                 with approximately $     approximately $ million in
                             approximately $ million in       million in assets under        total assets under
                                  total assets under                  management.                 management.
                                     management.
---------------------------------------------------------------------------------------------------------------------
Christopher J. Mahony          Registered Investment              Pooled Investment          Other Accounts with
                                    Companies with                  Vehicles with          approximately $ million in
                             approximately $ million in      approximately $ million in          total assets under
                                   total assets under           assets under management.           management.
                                       management.
---------------------------------------------------------------------------------------------------------------------

* With respect to Mr. Misenheimer, the value of the relevant accounts is provided as of March 31, 2006.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers' management of each Series' investments and investments in other accounts.

Compensation:


As compensation for his responsibilities, Mr. Misenheimer is entitled to a base salary and fixed bonus for 2005. Mr. Misenheimer may also be entitled to a potential discretionary bonus. In 2006, in addition to the above, Mr. Misenheimer is entitled to a performance bonus based on the ranking of the High-Yield Fund within the Lipper High Current Yield Funds Universe.


As compensation for his responsibilities, Mr. Mahony received a base salary and discretionary bonus for the year ended December 31, 2004.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; the Manager's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of each Series have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Series ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to each Series. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.


Securities Ownership. As of December 31, 2005, Mr. Misenheimer did not own shares of Seligman High-Yield Fund (he joined Seligman on April 28, 2005). As of December 31, 2005, Mr. Mahony did not own shares of Seligman U.S. Government Securities Fund.


                   Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Series of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, Seligman will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Fund as well as to other clients.


For the years ended December 31, 2005, 2004 and 2003, the Seligman High-Yield Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $_____, $4,250 and $0, respectively. Such variations result primarily from periodic sales of equity securities (as opposed to fixed-income securities) by the Series.


Commissions


For the years ended December 31, 2005, 2004 and 2003, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Fund, Seligman, or Seligman Advisors.


Dealer Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the year ended December 31, 2005, neither Series of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Fund and the High-Yield Fund. Shares of beneficial interest of the U.S. Government Securities Fund are divided into five classes, designated Class A, Class B, Class C, Class D and R shares of beneficial interest. Shares of beneficial interest of the High-Yield Fund are divided into six classes, designated Class A, Class B, Class C, Class D, Class I and Class R shares of beneficial interest. Each share of beneficial interest of the Series' respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Series entitle their holders to one vote per share. Each Series' shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.


Other Securities

The Fund has no authorized securities other than the above-mentioned shares.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Series may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Series, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Series. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in each of the Series' Prospectuses.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of a Series and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. The program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in each of the Series' Prospectuses, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares of, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:

      1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

      2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

      3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in each of the Series' Prospectuses applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value.. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Series' shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside trustees, or through a "fund of funds" arrangement;

(9)   to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares of each Series that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares of each Series are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares of each Series are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of each Series who reinvest both their dividends and capital gain distributions to purchase additional shares of each Series, respectively, may use the Series' Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)   in connection with (1) distributions from retirement plans qualified under
      Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares of a Series sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I


Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Seligman High-Yield Fund are described in the Prospectus for the Class I shares.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for either Series' shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if Seligman determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value that is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Series' shares if the Series is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of a Series of the Fund, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, each Series of the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Series. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Series is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Series is computed by dividing such class's share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.


With respect to the High-Yield Fund, generally portfolio securities, on an exchange are valued at the last sale price on the primary exchange or security market on which such securities primarily are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices, which consider such factors as coupons , maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by Seligman based on quotations provided by primary market makers in such securities. Securities for which market quotation are not readily available (or are otherwise no longer valid or reliable) are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. With respect to the U.S. Government Securities Fund, investments in U.S. Government and government agency obligations are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at the last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. For purposes of determining the net asset value per share of a Series of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Series shares.


Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares of each Series are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I (High-Yield Fund only) and Class R shares of each Series are sold at NAV(2). Using each Class's NAV at December 31, 2005 of the U.S. Government Securities Fund and of the High-Yield Fund, the maximum offering price of each Series' shares is as follows:

                                                             U.S. Government    High-Yield
                                                             Securities Fund    Fund
                                                             ---------------    ----
Class A
     Net asset value per share..............................      $             $
     Maximum sales charge (4.75% of offering price).........
     Offering price to public...............................      $
                                                                  =

Class B
     Net asset value and offering price per share(2) .......      $
                                                                  =

Class C
     Net asset value per share..............................      $
     Maximum sales charge (1.00% of offering price(1))......
     Offering price to public...............................      $
                                                                  =

Class D
     Net asset value and offering price per share(2) .......      $
                                                                  =

Class I
     Net asset value and offering price per share ..........      $  n/a
                                                                  ======

Class R
     Net asset value and offering price per share(2) .......      $
                                                                  =


-----------------------
(1) In addition to the 1.00% front-end sales charge applicable to, Class C shares (other than those sold through Level Load Intermediaries), are also subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares may be subject to a 1% CDSC if shares are redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling a Series' shares under ordinary circumstances are set forth in each of the Series' Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if:
(i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by each of the Series of their shares impracticable or it is not reasonably practicable for each of the Series to fairly determine their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Series' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Series. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Series Shares.

The Fund has no arrangements with any person to permit frequent trading of Series shares.

                             Taxation of each Series

Each Series is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of the Series' net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements that each Series must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by each Series and assumes that each Series qualifies as a regulated investment company.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. The tax on net long-term capital gains for individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain held for more than one year and realized before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each series of the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year. Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Each Series of the Fund is subject to a 4% nondeductible excise tax on the under distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Series intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.


At December 31, 2005, the U.S. Government Securities Fund and the High-Yield Fund had net capital loss carryforwards for federal income tax purposes of $________ and $_________, respectively which are available for offset against future taxable net capital gains, with $________, $1,359,544 expiring in 2007, $1,438,163 expiring in 2008, and $2,770,254 expiring in 2012 for the U.S. Government Securities Fund and $88,447,879 expiring in 2007, $255,659,981 expiring in 2008, $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, and $1,544,248 expiring in 2012 for the High-Yield Fund.


Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Series.

In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of each Series of the Fund. Seligman Advisors accepts orders for the purchase of Series' shares, which are offered continuously. As general distributor of each Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the U.S. Government Securities Fund for the years ended December 31, 2005, 2004 and 2003, amounted to $______, $12,430 and $115,325, respectively, of which $______,
$1,391, and $13,854, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the U.S. Government Securities Fund for the years ended December 31, 2005, 2004 and 2003 amounted to $_______, $3,802, and $54,412, respectively, none of which was retained by Seligman Advisors.

Total initial sales charges paid by shareholders of Class A shares of the High-Yield Fund for the years ended December 31, 2005, 2004 and 2003, amounted to $________, $139,794 and $307,029 , respectively, of which $_______, $15,695 and $35,887, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the High-Yield Fund for the year ended December 31, 2005, 2004 and 2003 amounted to $_______, $26,145 and $112,340, respectively, none of which was retained by Seligman Advisors.


Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from each Series during the year ended December 31, 2005:


                          Net Underwriting          Compensation on
                            Discounts and           Redemptions and
                         Commissions (Class     Repurchases (CDSC on Class
                         A and Class C Sales      A, Class C, Class D and     Brokerage           Other
Fund                      Charges Retained)      Class R Shares Retained)    Commissions    Compensation(1)(2)
----                      -----------------      ------------------------    -----------    ------------------
U.S. Government
Securities Fund                   $                         $                     $-0-              $

High-Yield Fund                                                                    -0-


(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, prior to August 1, 2004 Seligman Advisors received payments from the Purchasers based on the value of Class B shares sold. Such payments received for the year ended December 31, 2004 are reflected in the table.


(2) During the year ended December 31, 2005, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of each Series of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                    Calculation of Yield and Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended December 31, 2005 for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund was _____% and _____%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund's and High-Yield Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the net amount invested) on December 31, 2005, which was the last day of the period. The average number of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund was _______ and ___________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total returns for the Class A shares of the U.S. Government Securities Fund for the one-, five-, and ten-year periods ended December 31, 2005 were ____%, ____% and _____%, respectively. The average annual total returns for the Class A shares of the High Yield Fund for the one-, five-, and ten-year periods ended December 31, 2005 were _____%, _____% and _____%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Series, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year periods ended December 31, 2005 were _____% and ______%, respectively. Thus, a $1,000 investment in Class A shares of the U.S. Government Securities Fund made on December 31, 1994 had a value of $_______ on December 31, 2005; and a $1,000 investment in Class A shares of the High-Yield Fund made on December 31, 1995 had a value of $_______ on December 31, 2005.

Class B


The annualized yields for the 30-day period ended December 31, 2005 for the Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund were _____% and _____%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund's and High-Yield Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2005, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund was ______ and ________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total returns for the Class B shares of the U.S. Government Securities Fund for the one- and five-year periods ended December 31, 2005 and for the period January 1, 1997 (commencement of operations) through December 31, 2005 were _____%, _____% and _____%, respectively. The average annual total returns for the Class B shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2005 and for the period April 22, 1996 (commencement of operations) through December 31, 2005 were _____%, ______% and ______%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class B shares, if any, were reinvested over the relevant time periods. Return from inception reflects automatic conversion to Class A shares approximately eight years after inception date. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the applicable CDSC.

The cumulative total returns for Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund from the respective periods January 1, 1997 (commencement of operations Class B shares) and April 22, 1996 (commencement of operations of Class B shares) through December 31, 2005 were ______% and _____%, respectively. Thus, a $1,000 investment in Class B shares of the U.S. Government Securities Fund made on January 1, 1997 had a value of $_____ on December 31, 2005; and a $1,000 investment in Class B shares of the High-Yield Fund made on April 22, 1996 had a value of $______ on December 31, 2005.


Class C


The annualized yields for the 30-day period ended December 31, 2005 for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund were _____% and _____%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund's and the High-Yield Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2005, which was the last day of the period. The average number of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund was ___________ and __________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each of the Series' Prospectuses.

The average annual total returns for the Class C shares of the U.S. Government Securities Fund for the one- and five-year periods ended December 31, 2005 and the period from May 27, 1999 (commencement of operations) through December 31, 2005 were _____%, ______% and ____%, respectively. The average annual returns for the Class C shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2005 and the period from May 27, 1999 (commencement of operations) through December 31, 2005 were ______%, ______% and _____%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by each Series' Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC.

The cumulative total returns for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund for the period May 27, 1999 (commencement of operation of Class C shares) through December 31, 2005 were ______% and ______%. Thus, a $1,000 investment in Class C shares of the U. S. Government Securities Fund and of the High-Yield Fund made on May 27, 1999 had a value of $______ and $_____, respectively, on December 31, 2005.

Class D


The annualized yields for the 30-day period ended December 31, 2005 for the Class D shares of the U.S. Government Securities Fund and of the High-Yield Fund were ______% and _______%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund's and the High-Yield Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2005, respectively, which was the last day of the period. The average number of Class D shares of the U.S. Government Securities Fund and the High-Yield Fund was ________ and ________, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each of the Series' Prospectuses.

The average annual total returns for the Class D shares of the U.S. Government Securities Fund for the one-, five- and ten-year periods ended December 31, 2005 were _______%, ______% and ______%, respectively. The average annual total returns for the Class D shares of the High-Yield Fund for the one-, five and ten-year periods ended December 31, 2005 were _____%, ______% and ______%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of one- and five-year periods and the period since inception, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for the Class D shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year ended December 31, 2005 were _____% and ______%, respectively. Thus, a $1,000 investment in Class D shares of the U.S. Government Securities Fund and of the High-Yield Fund made on December 31, 1995 had a value of $______ and $______, respectively, on December 31, 2005.


Class I


The annualized yield for the 30-day period ended December 31, 2005 for the Class I shares of the High-Yield Fund was ______%. The annualized yields were computed by dividing the High-Yield Fund' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2005, which was the last day of the period. The average number of Class I shares of the High-Yield Fund was ________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the High-Yield Fund's Prospectus.

The average annual total returns for the Class I shares of the High-Yield Fund for the one-year period and for the period November 30, 2001 (commencement of operations) through December 31, 2005 were ______% and _____%, respectively.

The cumulative total return for the Class I shares of the High-Yield Fund for the period November 30, 2001 (commencement of operations) through December 31, 2005 was ______%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the High-Yield Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amount was redeemed. Thus, a $1,000 investment in Class I shares of the High-Yield Fund made on November 30, 2001 had a value of $_______ on December 31, 2005.


Class R


The annualized yield for the 30-day period ended December 31, 2005 for the Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were ______% and _______%, respectively. The average number of Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were _________ and _________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class R shares of the U.S. Government Securities Fund for the year ended December 31, 2005 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2005 were _______% and _______%, respectively. The average annual total returns for the Class R shares of the High-Yield Fund for the year ended December 31, 2005 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2005 were _______% and _______%, respectively.

The cumulative total return for the Class R shares for the U.S. Government Securities Fund and of the High-Yield Fund for the period April 30, 2003 (commencement of offering of shares) through December 31, 2005 were ______% and ______%. Thus, a $1,000 investment in the Class R share of U.S. Government Securities Fund and of the High-Yield Fund were made on April 30, 2003 had a value of $_____ and $______ on December 31, 2005.

The total returns and average annual total returns for the High-Yield Fund for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fees, approved by shareholders beginning on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.


The cumulative total return for each Class of shares shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

                              Financial Statements


The Annual Reports to Shareholders for the year ended December 31, 2005 contain portfolios of the investments of each of the Fund's Series as of December 31, 2005, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI.


                               General Information

Information About Business Trusts. As indicated in each of the Series' Prospectuses, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset values for each Series of the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high Financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P) DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

PART C.  OTHER INFORMATION

Item 23. Exhibits.


      All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which will be filed by amendment.


(a) Instrument of Establishment and Designation dated March 20, 3003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on April 30, 2003.)

(a)(1) Instrument of Establishment and Designation dated November 15, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(a)(2) Instrument of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(a)(3) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on December 31, 1996.)

(b) By-laws of Registrant. (Incorporated by reference to Post-Effective Amendment No. 33 filed on April 30, 2003.)

(c) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(c)(1) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996.)

(c)(2) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(d) Management Agreement between Registrant's Seligman High-Yield Bond Series and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(d)(1) Management Agreement between Registrant's U.S. Government Securities Series and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)

(e) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(3) Form of the new Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)


(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)


(f)(1) Deferred Compensation Plan for Directors of Seligman High Income Fund Series (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

(h)      Not Applicable.

(i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(i)(1) Opinion and Consent of Massachusetts Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 32 filed on April 30, 2003.)

(i)(2) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(i)(3) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(i)(4) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


(j)      *Consent of Independent Registered Public Accounting Firm.


(k)      Not Applicable.

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Post-Effective Amendment No. 32 filed on April 30, 2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant's Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on November 30, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant's Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman U.S. Government Securities Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(l)(4) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant's Seligman High-Yield Bond Series and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(5) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on September 21, 1993.)

(m) Form Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File
         No. 811-10423) filed on April 30, 2003.)

(m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund
         Series, Inc. filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)


(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc.
         (File No. 811-3828) filed on January 29, 2005.)


(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(n)(1) Plan of Multiple Classes of Shares (five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of Seligman Global Fund Series, Inc. (File No. 811-6458) filed on April 30, 2003.)


(p) Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2005.)

(Other Exhibits)  (b) Power of Attorney for Leroy C. Richie. (Incorporated by
                  reference to Registrant's Post-Effective Amendment No. 29 filed on April 27, 2001.)


                  (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

Item 24.      Persons Controlled by or Under Common Control with Registrant.
              None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 23(a)(3) to Registrant's Post-Effective Amendment No. 22 and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 23(b) to Registrant's Post-Effective Amendment No. 32 to the Registration Statement filed on April 30, 2003.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to
              Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), filed on January 30, 2006.


Item 27.      Principal Underwriters.


   (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

      (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                             Seligman Advisors, Inc.
                             As of February 6, 2006

         (1)                            (2)                                          (3)
 Name and Principal             Positions and Offices                       Positions and Offices
 Business Address               with Underwriter                            with Registrant
 ----------------               ----------------                            ---------------
 William C. Morris*             Chairman of the Board and Director          Chairman of the Board
 Brian T. Zino*                 Director                                    President, Director and Chief Executive
                                                                            Officer
 David F. Stein*                Director                                    None
 Rodney G.D. Smith*             Director                                    None
 Charles W. Kadlec*             President and Director                      None
 Richard M. Potocki*            Managing Director, Director of Sales        None
 Jonathan G. Evans*             Managing Director, Sales                    None
 Bruce M. Tuckey*               Managing Director, Sales                    None
 Andrew S. Veasy*               Managing Director, Sales                    None
 Thomas G. Rose*                Senior Vice President, Finance              Vice President
 James R. Besher*               Senior Vice President, Regional             None
                                Sales Director
 Gerald I. Cetrulo, III*        Senior Vice President, Sales                None
 Arthur A. Condron*             Senior Vice President, Offshore             None
                                Sales and Administration
 Jeffrey S. Dean*               Senior Vice President, Director of          None
                                Operations and Business Planning
 Kenneth J. Dougherty*          Senior Vice President, Sales                None
 T. Wayne Knowles*              Senior Vice President, Divisional           None
                                Sales Director
 Michelle L. McCann-Rappa*      Senior Vice President, Director             None
                                of Marketing
 Ronald W. Pond*                Senior Vice President, Divisional           None
                                Sales Director
 Thomas P. Parnell*             Senior Vice President, Sales
 J. Jeffery Rold*               Senior Vice President, Divisional           None
                                Sales Director
 Jeffery C. Pleet*              Senior Vice President, Regional             None
                                Retirement Plans Manager
 James C. Taylor*               Senior Vice President, Sales                None
 Mason S. Flinn*                Senior Vice President, National Sales       None
                                Manager of Retirement Plans
 Judith L. Lyon*                Senior Vice President, Sales                None
 Joseph J. Williams, Jr.*       Senior Vice President, Sales                None
 John H. Perucki*               Senior Vice President, Regional Sales       None
 Marcie L. Blanco*              Vice President, Retirement Plans Manager    None
 Matthew K. Scott*              Vice President, Retirement Plans Manager    None
 Daniel R. Molloy*              Vice President, Retirement Plans Manager    None
 Emily H. Calcagno*             Vice President, National Accounts           None
 Nicole C. Grogan*              Vice President, Manager, Sales              None
                                Administration and Planning
                                Managed Money
 Peter J. Campagna*             Vice President, Portfolio Advisory,         None
                                Managed Money
 Dina L. Cutrone*               Vice President, Retirement Marketing        None
 Helen Delman*                  Vice President, Product Manager             None
 Matthew Witschel*              Vice President, Manager of Internal         None
                                Sales
 Steven J. Ralff*               Vice President, Product Manager             None

                             Seligman Advisors, Inc.
                             As of February 6, 2006

         (1)                            (2)                                          (3)
 Name and Principal             Positions and Offices                       Positions and Offices
 Business Address               with Underwriter                            with Registrant
 ----------------               ----------------                            ---------------
 Paula A. Smith*                Senior Vice President, Product Manager      None
 John T. Szwed*                 Vice President, Product Manager             None
 Gary A. Terpening*             Vice President, Director of Business        None
                                Development
 Edward W. Urban*               Vice President, Product Manager             None
 William DeSanto*               Senior Vice President, Director of          None
                                Product Management
 Sean C. Hausman*               Vice President, Regional Sales              None
 Brian C. Kelleher*             Vice President, Regional Sales              None
 Michael Loftus*                Vice President, Regional Sales              None
 John Kielmeyer*                Vice President, Regional Sales              None
 Jennifer Danzi*                Vice President, Regional Sales              None
 Frank J. Nasta*                Corporate Secretary                         Secretary
 Paul B. Goucher*               Assistant Corporate Secretary               None
 Jennifer G. Muzzey*            Assistant Corporate Secretary               None
 Albert A. Pisano*              Senior Vice President, Chief                None
                                Compliance Officer
 Katherine J. Shetler*          Vice President and Treasurer                None
 Julie S. Rosenberg*            Assistant Treasurer                         None
 Lawrence P. Vogel*             Assistant Treasurer                         Vice President and
                                                                            Treasurer
 Richard C. Dluzniewski*        Assistant Treasurer                         None
 Jennie Haluska*                Assistant Treasurer                         None
 Sandra G. Stephens*            Assistant Vice President, Order Desk        None
 Keith R. Landry*               Vice President, Manager, Order Desk         None
 Karen Billias*                 Vice President, Retirement                  None
                                Consultant, Desk Manager
 Seth J. Barron*                Assistant Vice President, Wealth            None
                                Management Services
 Michael J. Ferry*              Vice President, Regional Retirement         None
                                Plans Manager
 Lisa M. MacDonald*             Assistant Vice President, Sales             None
                                Administration and Planning
 Oscar Lagos*                   Assistant Vice President, Operations        None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29.       Management Services.  Not Applicable.

Item 30.       Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February, 2006.

                                        SELIGMAN HIGH INCOME FUND SERIES


                                        By: /s/ Brian T. Zino
                                            -------------------------------
                                                 Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 has been signed below by the following persons in the capacities indicated on February 28, 2006.


            Signature                                          Title
            ---------                                          -----
/s/ Brian T. Zino                            Trustee, President and Chief Executive Officer
----------------------------------           (Principal Executive Officer)
     Brian T. Zino


/s/  William C. Morris                       Chairman of the Board and Trustee
----------------------------------
     William C. Morris


/s/ Lawrence P. Vogel                        Treasurer (Principal financial and
----------------------------------             Accounting Officer)
     Lawrence P. Vogel

John R. Galvin, Trustee               )
Alice S. Ilchman, Trustee             )
Frank A. McPherson, Trustee           )
Betsy S. Michel, Trustee              )      /s/  Brian T. Zino
Leroy C. Richie, Trustee              )      -----------------------------------------
Robert L. Shafer, Trustee             )           Brian T. Zino, Attorney-In-Fact
James N. Whitson, Trustee             )

                        SELIGMAN HIGH INCOME FUND SERIES
                     Post-Effective Amendment No. 35 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

All Exhibits listed above have been previously filed and are incorporated herein by reference, except the Exhibits listed below, which will be filed by amendment.

Form N-1A Item No.    Description
------------------    -----------

Item 23 (j)           Consent of Independent Registered Public Accounting Firm.